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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 1, 1999


               Prudential Securities Secured Financing Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     333-74859                13-3526694
----------------------------  ---------------------------  ---------------------
(State or Other Jurisdiction      (Commission File           (I.R.S. Employer
      of Incorporation)               Number)               Identification No.)

                                                                 10292
    One New York Plaza                                         ---------
    New York, New York                                         (Zip Code)
  (Address of Principal
    Executive Offices)


        Registrant's telephone number, including area code (212) 214-7435
                                    No Change
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


--------------------------------------------------------------------------------


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     Item 5. Other Events
             ------------

     In connection with the offering of HomeGold Home Equity Loan Trust 1999-1, HomeGold Home Equity Loan Asset-Backed Notes, Series 1999-1, Prudential Securities Incorporated, as underwriter, has furnished to certain prospective investors certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter (the "Related Computational Materials").

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
             ------------------------------------------------------------------

     (a)  Not applicable

     (b)  Not applicable

     (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).


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                                  SIGNATURES


          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


               PRUDENTIAL SECURITIES SECURED FINANCING
               CORPORATION, as Depositor and on behalf of HomeGold Home Equity Loan Trust 1999-1



               By: /s/ Mary Alice Kohs
               ---------------------------
               Name:  Mary Alice Kohs
               Title: Vice President



Date:  May 1, 1999


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                                  EXHIBIT INDEX


Exhibit No.                  Description                                Page No.
-----------                  -----------                                --------
99.1                         Related Computational                         6
                             Materials (as Defined in
                             Item 5 above).



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